UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 25, 2005
          THE MED-DESIGN CORPORATION
(Exact Name of Registrant Specified in Charter)

Delaware	0-25852	23-2771475

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2810 Bunsen Avenue
Ventura, California	93003

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (805) 339-0375

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On May 25, 2005, The Med-Design Corporation (the “Company”) received notice from Stephen E. Smith, Jr., currently a member of the board of directors of the Company, that Mr. Smith would be unable to stand for re-election as a director of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MED-DESIGN CORPORATION

Date: August 5, 2005	By:	LAWRENCE ELLIS

		Name:	Lawrence Ellis
		Title:	Chief Financial Officer